EXHIBIT 10.26.1

FARMER MAC MORTGAGE
SECURITIES CORPORATION,
As Note Purchaser

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
As Borrower

U.S. BANK TRUST NATIONAL ASSOCIATION,
As Collateral Agent

FEDERAL AGRICULTURAL
MORTGAGE CORPORATION,
As Guarantor

FIRST AMENDMENT TO PLEDGE AGREEMENT

Dated as of September 23, 2009

FIRST AMENDMENT TO PLEDGE AGREEMENT

FIRST AMENDMENT TO PLEDGE AGREEMENT, dated as of September 23, 2009, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association and its successors and assigns (hereinafter called “National Rural”), FARMER MAC MORTGAGE SECURITIES CORPORATION, (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System and its successors and assigns (“Farmer Mac”), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association and its successors and assigns (hereinafter called the “Collateral Agent”), and Farmer Mac, as Guarantor.

RECITALS

WHEREAS, the Purchaser, National Rural, Farmer Mac, and the Collateral Agent are parties to a certain Pledge Agreement dated as of December 15, 2008 (“Pledge Agreement”); and

WHEREAS, the parties have agreed to modify the Pledge Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, Farmer Mac, the Purchaser, National Rural and the Collateral Agent agree as follows:

1.           Recitals.  The foregoing Recitals are hereby incorporated by reference into this Amendment.

2.           Definitions.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pledge Agreement.

3.           Amendment.

(a)           The Pledge Agreement is hereby amended by deleting the definition of Allowable Amount in Section 1.01 in its entirety and replacing it with the following:

“Allowable Amount” on any date means, with respect to Eligible Securities, the aggregate principal amount of such Eligible Securities theretofore advanced thereon which remains unpaid on such date, subject to any limitation on the Allowable Amount applicable through the definition of “Eligible Security.”

(b)           The Pledge Agreement is hereby amended by deleting the definition of Eligible Security in Section 1.01 in its entirety and replacing it with the following:

“Eligible Security” means a note or bond of any Eligible Member payable or registered to, or to the order of, National Rural, (A) in respect of which (i) the outstanding principal amount under such note or bond, together with the outstanding principal amount of any other notes or bonds of such Eligible Member pledged hereunder or pledged to secure any other notes or bonds issued by National Rural to Farmer Mac or any affiliate or sold by National Rural or any affiliate to any trust whose beneficial ownership is owned or controlled by Farmer Mac, does not aggregate more than $35 million; provided, however, that a note or bond in excess of $35 million may be pledged hereunder but up to $35 million principal amount of such note or bond (considered together with any other note or bond of such Eligible Member pledged hereunder or pledged to secure any other notes or bonds issued by National Rural to Farmer Mac or any affiliate or sold by National Rural or any affiliate to Farmer Mac, any affiliate or any trust whose beneficial ownership is owned or controlled by Farmer Mac) shall be counted in the Allowable Amount of such Eligible Security (with the amount of any such excess recorded in Item 7 of the Certificate of Pledged Collateral in the form of Annex A attached hereto), (ii) no default has occurred in the payment of principal or interest in accordance with the terms of such note or bond that is continuing beyond the contractual grace period (if any) provided in such note or bond for such payment and (iii) no “event of default” as defined in such note or bond (or in any instrument creating a security interest in favor of National Rural in respect of such note or bond), shall exist that has resulted in the exercise of any right or remedy described in such note or bond (or in any such instrument); (B) which is not classified by National Rural as a non-performing loan under generally accepted accounting principles in the United States; and (C) which otherwise satisfies the criteria set forth on Schedule I hereto, as such Schedule I may be amended from time to time as mutually agreed upon in writing by Farmer Mac and National Rural, with notice of any such amendment to the Collateral Agent prior to the pledge of such Eligible Security.

(c)           The Pledge Agreement is hereby amended by deleting Section 2.01(a) in its entirety and replacing it with the following:

(a)           National Rural shall make available to the Control Party, within forty-five (45) days of a pledge of the Pledged Securities in connection with an advance (or for a longer period as National Rural and the Control Party agree), such back-up information as is reasonably necessary in order to allow the Control Party to confirm compliance of such Pledged Securities to the requisite criteria as outlined herein.  Upon receipt of the back-up information, the Control Party shall have ninety (90) days to object in writing to the inclusion of any item of the Pledged Securities as part of the Pledged Collateral.  If the Control Party reasonably determines that any of the Pledged Securities do not meet the criteria for Eligible Securities, then National Rural shall have forty-five (45) days in which to provide substitute collateral, and the timeline specified above for National Rural to make available back-up material and confirmation shall also apply as to the substituted collateral.

(d)           The Pledge Agreement is hereby amended by adding new Section 2.11(f) as follows:

(f)           the Allowable Amount of Pledged Collateral from Class B Members does not constitute more than 20% of the aggregate amount of any notes or bonds: (1) pledged hereunder; (2) pledged to secure any other notes or bonds issued by National Rural or any affiliate to Farmer Mac or any affiliate; (3) sold by National Rural or any affiliate to Farmer Mac or any affiliate; or (4) sold to any trust whose beneficial ownership is owned or controlled by Farmer Mac or an affiliate.

(e)           The Pledge Agreement is hereby amended by deleting Annex A to the Pledge Agreement in its entirety and replacing it with Annex A attached to this Amendment.

4.           GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, FEDERAL LAW.  TO THE EXTENT FEDERAL LAW INCORPORATES STATE LAW, THAT STATE LAW SHALL BE THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED THEREIN.

5.           Inconsistency with Pledge Agreement.  Except as otherwise amended or modified herein, the terms, conditions and provisions of the Pledge Agreement remain in full force and effect.  In the event of any conflict or inconsistency between the terms of this Amendment and the Pledge Agreement, the terms of this Amendment shall control.

6.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

FARMER MAC MORTGAGE
SECURITIES CORPORATION

By:
Title:

FEDERAL AGRICULTURAL
MORTGAGE CORPORATION

By:
Title:

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

By:
Title:

U.S. BANK TRUST NATIONAL
ASSOCIATION

By:
Title:

ANNEX A
TO
PLEDGE AGREEMENT

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

PLEDGE AGREEMENT DATED AS OF DECEMBER 15, 2008

CERTIFICATE OF PLEDGED COLLATERAL FILED WITH
U.S. BANK NATIONAL ASSOCIATION, Collateral Agent

________________, Chief Executive Officer (or Chief Financial Officer or Controller) and ____________________, Vice-President, respectively, of National Rural Utilities Cooperative Finance Corporation, hereby certify to the Control Party and the Collateral Agent under the above-mentioned Pledge Agreement as amended to the date hereof (herein called the “Pledge Agreement”) as follows:

1.	The Allowable Amount of Pledged Collateral certified hereby, remaining on deposit with the Collateral Agent, as shown on Schedule A hereto, is	$

2.	The Allowable Amount of Pledged Collateral certified hereby, being deposited as shown on Schedule B hereto, is	$

3.	The aggregate principal amount of the Note(s) outstanding at the date hereof is	$

4.	The aggregate amount, if any, of the Note(s) to be issued on the basis of this Certificate is	$

5.	The sum of amounts in items 3 and 4 is	$

6.	The aggregate amount by which the Allowable Amount of Pledged Collateral exceeds the aggregate principal amount of the Note(s) outstanding (the sum of items 1 and 2 minus item 5) is	$

7.	The cumulative amount by which each Eligible Security listed on Schedule A or Schedule B exceeds $35 million is	$

ANNEX A
TO
PLEDGE AGREEMENT

8.
The Allowable Amount of Pledged Collateral which is included in items 1 and 2 above from Class B Eligible Members does not constitute more than 20% of the aggregate amount of any notes or bonds: (1) pledged hereunder; (2) pledged to secure any other notes or bonds issued by National Rural or any affiliate to Farmer Mac or any affiliate; (3) sold by National Rural or any affiliate to Farmer Mac or any affiliate; or (4) sold to any trust whose beneficial ownership is owned or controlled by Farmer Mac or an affiliate.

9.
To the knowledge of the undersigned, each Eligible Security from a Class A Eligible Member the Allowable Amount of which is included in item 2 satisfies the following criteria on the date of this Certificate:  (1) Long-Term Debt to Net Utility Plant Ratio, as the average ratio of the most recent three full calendar years for which financial information is available, does not exceed 90%; (2) Modified Debt Service Coverage Ratio—Distribution, as the average ratio of the most recent three full calendar years for which financial information is available, is greater than or equal to 1.35; (3) Equity to Total Assets Ratio, as the average ratio of the most recent three full calendar years for which financial information is available, is greater than or equal to 20%; and (4) the Eligible Security has a Facility Rating by National Rural of “4.9” or lower.

10.
To the knowledge of the undersigned, each Eligible Security from a Class B Eligible Member the Allowable Amount of which is included in item 2 satisfies the following criteria on the date of this Certificate:  (1) Equity to Total Capitalization Ratio, as the average ratio of the most recent three full calendar years for which financial information is available, is greater than or equal to 25%; (2) Modified Debt Service Coverage Ratio—G&T, as the average ratio of the most recent three full calendar years for which financial information is available, is greater than or equal to 1.10; (3) Equity to Total Assets Ratio, as the average ratio of the most recent three full calendar years for which financial information is available, is greater than or equal to 10%; and (4) the Eligible Security has a Facility Rating by National Rural of “4.9” or lower.

ANNEX A
TO
PLEDGE AGREEMENT

11.	So far as is known to the undersigned, no Event of Default exists.

12.
To the extent an Eligible Security listed on Schedule A or Schedule B has an outstanding principal amount of more than $35 million, the Allowable Amount of Pledged Collateral set forth in items 1 and 2 above reflects only $35 million with respect to such Eligible Security (or a lesser amount representing the difference between $35 million and the aggregate amount of any notes or bonds of the same Eligible Member pledged or sold to Farmer Mac or any affiliate in any previous transaction), with any excess above $35 million (or the lesser amount) reflected in item 7 above.

13.	Each Eligible Member whose notes are Pledged Securities has received or is eligible to receive a loan or commitment for a loan from RUS or any successor agency.

All terms which are defined in the Pledge Agreement are used herein as so defined.

Dated:  _____________________

OF NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

ANNEX A
TO
PLEDGE AGREEMENT

PLEDGED SECURITIES ON DEPOSIT

SCHEDULE A TO OFFICERS’ CERTIFICATE
DATED

Eligible Securities	Name of Issuer	Allowable Amount (Item 1)
Pledged Securities (Here List Securities)

ANNEX A
TO
PLEDGE AGREEMENT

PLEDGED SECURITIES BEING DEPOSITED

SCHEDULE B TO OFFICERS’ CERTIFICATE
DATED

Eligible Securities	Name of Issuer	Allowable Amount (Item 2)
Pledged Securities (Here List Securities)